Exhibit 99.2


FOR RELEASE: 07/29/04
MEDIA CONTACT: Sheila Odom, 402.458.2329
INVESTOR CONTACT: Cheryl Watson, 317.469.2064

NELNET, INC. SUPPLEMENTAL FINANCIAL INFORMATION FOR THE SECOND QUARTER 2004

The following supplemental information should be read in connection with the second quarter 2004 earnings press release of Nelnet, Inc. (the "Company"), dated July 29, 2004.

Statements in this supplemental financial information release, which refer to expectations as to future developments, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements contemplate risks, uncertainties, and other factors that may cause the actual results to differ materially from such forward-looking statements. Such factors include among others, changes in, or arising from, the implementation of applicable laws and regulations or changes in laws and regulations affecting the education finance marketplace. Changes in the terms of student loans and the educational credit marketplace arising from the implementation of applicable laws and regulations and from changes in such laws and regulations, changes in the demand for educational financing or in financing preferences of educational institutions, students and their families, and changes in the general interest rate environments, could also have a substantial impact on future results. For more information see our filings with the Securities and Exchange Commission.

CONDENSED STATEMENTS OF INCOME AND FINANCIAL DATA

                                                                 THREE MONTHS ENDED            SIX MONTHS ENDED
                                                                      JUNE 30,                    JUNE 30,
                                                             --------------------------  ---------------------------
                                                                 2004            2003         2004          2003
                                                             -------------  -----------  -------------  ------------
                                                                                  (UNAUDITED)
                                                                     (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)
Interest income:
    Loan interest, excluding variable rate floor income      $   239,436   $    99,982   $    347,632   $   199,991
    Variable rate floor income                                         -         6,900            348        12,700
    Amortization of loan premiums                                (15,037)      (14,209)       (34,854)      (30,336)
    Investment interest                                            3,181         5,343          6,832         9,268
                                                             ------------  ------------  -------------  ------------
      Total interest income                                      227,580        98,016        319,958       191,623

Interest expense:
    Interest on bonds and notes payable                           52,352        52,826        101,395       104,175
                                                             ------------  ------------  -------------  ------------

      Net interest income                                        175,228        45,190        218,563        87,448

Less provision (recovery) for loan losses                         (6,421)        2,450         (3,306)        4,860
                                                             ------------  ------------  -------------  ------------

      Net interest income after provision (recovery)
      for loan losses                                            181,649        42,740        221,869        82,588
                                                             ------------  ------------  -------------  ------------
Other income:
    Loan servicing and other fee income                           22,512        24,400         48,221        50,237
    Software services and other income                             5,029         4,471         10,607         9,111
    Derivative market value adjustment and net settlements         1,357             -         (2,384)            -
                                                             ------------  ------------  -------------  ------------
      Total other income                                          28,898        28,871         56,444        59,348
                                                             ------------  ------------  -------------  ------------

Operating expenses:
    Salaries and benefits                                         49,036        30,343         76,805        56,848
    Other expenses                                                25,081        23,602         48,446        48,526
    Amortization of intangible assets                              2,079         3,500          4,157         7,196
                                                             ------------  ------------  -------------  ------------
      Total operating expenses                                    76,196        57,445        129,408       112,570
                                                             ------------  ------------  -------------  ------------

      Income before income taxes                                 134,351        14,166        148,905        29,366

Income tax expense                                                49,098         5,840         54,531        11,462
                                                             ------------  ------------  -------------  ------------
      Net income                                             $    85,253   $     8,326    $    94,374   $    17,904
                                                             ============  ============  =============  ============
      Earnings per share, basic and diluted                  $      1.59   $      0.19    $      1.76   $      0.40
                                                             ============  ============  =============  ============

Weighted average shares outstanding                           53,647,697    45,038,488     53,641,664    45,011,757

CONDENSED BALANCE SHEETS AND FINANCIAL DATA

                                                         AS OF         AS OF         AS OF
                                                        JUNE 30,     DECEMBER 31,   JUNE 30,
                                                          2004          2003          2003
                                                      ------------  ------------  ------------
                                                       (UNAUDITED)                 (UNAUDITED)
                                                                (DOLLARS IN THOUSANDS)
                   ASSETS
Student loans receivable, net                         $12,194,097   $10,455,442   $ 9,466,523
Cash, cash equivalents and investments                    908,087     1,155,215       659,874
Other assets                                              357,395       320,852       286,717
                                                      ------------  ------------  ------------
    Total assets                                      $13,459,579   $11,931,509   $10,413,114
                                                      ============  ============  ============

       LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
    Bonds and notes payable                           $12,844,539   $11,366,458   $10,179,726
    Other liabilities                                     214,058       259,562       106,199
                                                      ------------  ------------  ------------
       Total liabilities                               13,058,597    11,626,020    10,285,925
                                                      ------------  ------------  ------------

Shareholders' equity                                      400,982       305,489       127,189

                                                      ------------  ------------  ------------
       Total liabilities and shareholders' equity     $13,459,579   $11,931,509   $10,413,114
                                                      ============  ============  ============


Average student loans                                 $10,869,351   $ 9,451,035   $ 8,648,786
Return on average total assets                              1.50%         0.25%         0.35%
Return on average equity                                    57.1%         19.4%         30.3%

DERIVATIVE ACCOUNTING

The Company maintains an overall interest rate risk management strategy that incorporates the use of derivative instruments to reduce the economic effect of interest rate volatility. Derivative instruments that are currently used as part of the Company's interest rate risk management strategy include interest rate swaps and basis swaps. The Company's goal is to manage interest rate sensitivity by modifying the re-pricing or maturity characteristics of certain balance sheet assets and liabilities. Management has structured all of the Company's derivative transactions with the intent that each is economically effective. However, such derivative instruments may not qualify for hedge accounting under Statement of Financial Accounting Standards No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, and thus may adversely impact earnings.

The following is a summary of the amounts included in derivative market value adjustment and net settlements on the consolidated statements of income. The amounts exclude the derivatives entered into in July 2004 that have a notional amount of $3.7 billion.


                                        THREE MONTHS ENDED         SIX MONTHS ENDED
                                             JUNE 30,                   JUNE 30,
                                      -----------------------   ----------------------
                                        2004          2003         2004        2003
                                      ----------   ----------   ---------- -----------
                                                         (UNAUDITED)
                                                    (DOLLARS IN THOUSANDS)

Change in fair value of derivative
    instruments                       $   3,075    $       -    $     548   $       -
Settlements, net                         (1,718)           -       (2,932)          -
                                      ----------   ----------   ----------  ----------

Derivative market value adjustment
    and net settlements               $   1,357    $       -    $  (2,384)  $       -
                                      ==========   ==========   ==========  ==========


STUDENT LOAN SPREAD

The following table analyzes the student loan spread on our portfolio of student loans. This table represents the spread on assets earned in conjunction with the liabilities used to fund the assets.


                                          THREE MONTHS ENDED             SIX MONTHS ENDED
                                               JUNE 30,                       JUNE 30,
                                    -----------------------------  -----------------------------
                                        2004            2003            2004            2003
                                    ------------    -------------  --------------   ------------
                                                             (UNAUDITED)
Student loan yield                          9.06 %          5.22 %          6.96 %         5.33 %
Consolidation rebate fees                  (0.57)          (0.42)          (0.56)         (0.41)
Premium amortization                       (0.53)          (0.64)          (0.64)         (0.70)
                                    -------------   -------------  --------------   ------------

Student loan net yield                      7.96            4.16            5.76           4.22
Student loan cost of funds                 (1.69)          (2.08)          (1.69)         (2.10)
                                    -------------   -------------  --------------   ------------

Student loan spread                         6.27            2.08            4.07           2.12
Variable-rate floor income                     -           (0.31)          (0.01)         (0.29)
Special allowance yield adjustment         (4.41)              -           (2.29)             -
                                    -------------   -------------  --------------   ------------

Core student loan spread                    1.86 %          1.77 %          1.77 %         1.83 %
                                    =============   =============  ==============   ============

Average balance of student loans
   (dollars in thousands)            $11,284,876      $8,899,049     $10,869,351     $8,648,786

STUDENT LOANS RECEIVABLE, NET

Student loans receivable, net includes all student loans owned by or on behalf of the Company and includes the unamortized cost of acquisition or origination less an allowance for losses. The following table describes the components of our loan portfolio:

                                              AS OF JUNE 30,              AS OF DECEMBER 31,              AS OF JUNE 30,
                                                  2004                          2003                         2003
                                         ------------------------     -------------------------     -----------------------
                                                         PERCENT                      PERCENT                     PERCENT
                                           DOLLARS      OF TOTAL         DOLLARS     OF TOTAL         DOLLARS    OF TOTAL
                                         ------------  ----------     ------------  -----------     ------------ ----------
                                               (UNAUDITED)                                                 (UNAUDITED)
                                                                       (DOLLARS IN THOUSANDS)
Federally insured:
    Stafford                             $ 5,319,123        43.6 %    $  4,900,249        46.9 %    $ 5,245,779       55.4 %
    PLUS/SLS (a)                             290,398         2.4           249,217         2.4          298,341        3.2
    Consolidation                          6,329,369        51.9         5,073,081        48.5        3,685,876       38.9
Non-federally insured:
    Private loans                             94,439         0.8            92,327         0.9           87,851        0.9
                                         ------------  ----------     -------------  ----------     ------------ ----------

      Total                               12,033,329        98.7        10,314,874        98.7        9,317,847       98.4

Unamortized premiums                         168,890         1.4           156,594         1.5          162,426        1.7
Allowance for loan losses:
    Allowance - federally insured               (735)       (0.0)           (9,755)       (0.1)          (9,425)      (0.1)
    Allowance - private                       (7,387)       (0.1)           (6,271)       (0.1)          (4,325)      (0.0)

                                         ------------  ----------     -------------  ----------     ------------ ----------
      Net                                $12,194,097       100.0 %    $ 10,455,442       100.0 %    $ 9,466,523      100.0 %
                                         ============  ==========     =============  ==========     ============ ==========

---------------------------------------

(a) Supplemental loans for students, or SLS, are the predecessor to unsubsidized
Stafford loans.


During the second quarter of 2004, the Company reclassified FFELP loans and the related allowance that have been rejected for reimbursement by the guarantor to the private loan portfolio, because these loans are effectively uninsured. In the above table, the reclassification is reflected for all periods presented.

The following table sets forth the loans originated or acquired through each of our channels:


                                                  THREE MONTHS ENDED              SIX MONTHS ENDED
                                                       JUNE 30,                        JUNE 30,
                                             ----------------------------   ---------------------------
                                                 2004           2003            2004           2003
                                             -------------  -------------   -------------  -------------
                                                                     (UNAUDITED)
                                                               (DOLLARS IN THOUSANDS)
Beginning balance                            $ 11,065,865    $ 8,881,560    $ 10,314,874    $ 8,404,388
Direct channel:
   Consolidation loan originations                505,353        292,446       1,311,918        736,670
   Less consolidation of existing portfolio      (201,999)      (117,000)       (523,008)      (352,000)
                                             -------------  -------------   -------------  -------------
     Net consolidation loan originations          303,354        175,446         788,910        384,670
   Stafford/PLUS loan originations                 27,385         30,760         120,312        116,876
Branding partner channel                          360,704        244,418         715,207        610,740
Forward flow channel                              362,888        167,395         448,092        308,002
Other channels                                    109,787         35,046         130,783         63,666
                                             -------------  -------------   -------------  -------------

   Total channel acquisitions                   1,164,118        653,065       2,203,304      1,483,954

Loans acquired in subsidiary
   acquisitions                                   136,138              -         136,138              -
Repayments, claims, capitalized
   interest and other                            (332,792)      (216,778)       (620,987)      (570,495)
                                             -------------  -------------   -------------  -------------

Ending balance                               $ 12,033,329    $ 9,317,847    $ 12,033,329    $ 9,317,847
                                             =============  =============   =============  =============

PORTFOLIO COMPOSITION

The following table shows our fixed rate student loan assets as of June 30, 2004:


                     BORROWER/
      FIXED           LENDER          ESTIMATED         CURRENT
     INTEREST        WEIGHTED         VARIABLE          BALANCE
       RATE          AVERAGE         CONVERSION        OF FIXED
      RANGE           YIELD           RATE (A)        RATE ASSETS
-----------------   -----------   ---------------   --------------
                           (UNAUDITED)              (IN THOUSANDS)
    4.0 - 4.5%         4.22%            1.58%         $    327,444
    4.5 - 5.0          4.72             2.08               241,373
    5.0 - 5.5          5.10             2.46                62,982
    5.5 - 6.0          5.69             3.05               130,172
    6.0 - 6.5          6.21             3.57               284,952
    6.5 - 7.0          6.71             4.07               357,278
    7.0 - 8.0          7.53             4.89               306,871
      > 8.0            8.56             5.92             1,045,163
 9.5 floor yield       9.50             6.86             3,559,261
                                                      ------------

                                                      $  6,315,496
                                                      ============

---------------------------------------

(a) The estimated variable conversion rate is the estimated short-term interest rate at which loans would convert to variable rate.